Dreyfus
100% U.S. Treasury
Money Market
Fund
Annual Report



December 31, 1996

Dreyfus 100% U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report that Dreyfus 100% U.S. Treasury Money Market Fund provided a yield of 4.54% for the fiscal year ended December 31, 1996. After taking into account the effect of compounding, the annualized effective yield was 4.63%.*

MONEY MARKET OVERVIEW
   The money market in 1996 was characterized by considerable volatility. However, when all was said and done, the changes in prices and yields over the year were not very great. The three-month U.S. Treasury bill rate, a bellwether measurement, closed the year yielding 5.18%, only 11 basis points above the rate when the year began.
   The major influences on rates during the year were the market's expectations of possible action by the Federal Reserve Board; also, the state of the economy and the market's expectations of how it might behave. Indeed, it was a year when anticipations and expectations influenced the market as much as the actual developments themselves.
   Early in the year, rates generally rose, especially after strong employment reports last spring and early summer convinced the money market that the Fed would need to tighten money rates in order to prevent a recurrence of inflation. By late summer, however, it became clear that inflation was not an immediate threat and the Fed acknowledged that by taking no preemptive action. Furthermore, the economy was a constructive influence, providing continued yet moderate growth without exerting undue upward pressure on wage levels or general price indications. Thus in the latter part of the year interest rates simmered down, though not without short-lived inflation "scares."
   To take advantage of this kind of market, we followed a policy for most of the year of keeping our average maturities somewhat longer than the industry average. Our maturity structure has been geared to deal with changeable eventualities, while seeking superior yields.
   Interest yields, in the long run, reflect the underlying economy. As 1997 begins, signs of strength continue to be visible, despite the inevitable weak spots. Thus it would be prudent to plan for some action this year by the Fed to step, once again, on the economic brakes. We believe such action could come as early as midwinter, or later if the economy takes a more measured pace toward expansion.
   We will continue to look for opportunities to extend maturities in an effort to reap better yields, yet not neglect to safeguard the underlying capital.

                                            Sincerely,




                                            Patricia A. Larkin
                                            Senior Portfolio Manager

January 16, 1997
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus 100% U.S. Treasury Money Market Fund
-----------------------------------------------------------------------------
Statement of Investments                                    December 31, 1996


                                                                        Annualized
                                                                         Yield on
                                                                          Date of          Principal
U.S. Treasury Bills--31.2%                                                Purchase          Amount             Value
------------------------------------------------------------------     -------------     ------------      ------------
   1/2/97.........................................................         4.94%         $    894,000      $    893,879
   1/9/97.........................................................         5.04             8,437,000         8,427,658
   1/16/97........................................................         5.04            19,620,000        19,579,314
   1/23/97........................................................         5.04            10,263,000        10,231,798
   2/6/97.........................................................         5.20            21,052,000        20,946,354
   2/13/97........................................................         5.06            32,094,000        31,902,328
   2/20/97........................................................         5.28            18,832,000        18,697,430
   3/6/97.........................................................         5.25            45,603,000        45,189,071
   3/20/97........................................................         4.91               536,000           530,368
   3/27/97........................................................         5.15               535,000           528,659
   4/3/97.........................................................         5.57            41,000,000        40,446,467
   4/17/97........................................................         5.23            14,025,000        13,814,327
   5/1/97.........................................................         5.09             7,245,000         7,124,371
   5/8/97.........................................................         5.18            39,682,000        38,975,054
   5/15/97........................................................         5.17             5,216,000         5,118,089
   5/22/97........................................................         5.18             3,877,000         3,800,312
   5/29/97........................................................         5.18               962,000           942,048
   6/12/97........................................................         5.16            32,957,000        32,209,535
   6/19/97........................................................         5.21             6,619,000         6,461,407
   7/24/97........................................................         5.56            61,939,000        60,084,585
   8/21/97........................................................         5.91            15,000,000        14,459,150
   11/13/97.......................................................         5.37            22,530,000        21,520,418
                                                                                                         --------------
TOTAL U.S. TREASURY BILLS (cost $401,882,622).....................                                       $  401,882,622
                                                                                                         ==============

U.S. Treasury Notes--63.7%
------------------------------------------------------------------
   7.50%, 1/31/97.................................................         5.12%         $130,000,000    $  130,228,048
   4.75%, 2/15/97.................................................         5.31             5,000,000         4,995,206
   6.75%, 2/28/97.................................................         5.32            78,120,000        78,288,794
   6.875%, 2/28/97................................................         5.19           318,896,000       319,696,525
   6.625%, 3/31/97 ...............................................         5.11           145,000,000       145,487,715
   6.875%, 3/31/97................................................         5.24            10,293,000        10,331,598
   6.875%, 4/30/97................................................         5.15            30,000,000        30,160,466
   6.125%, 5/31/97................................................         5.23           100,000,000       100,306,260
                                                                                                         --------------
TOTAL U.S. TREASURY NOTES (cost $819,494,612).....................                                       $  819,494,612
                                                                                                         ==============

TOTAL INVESTMENTS
   (cost $1,221,377,234)................................... 94.9%                                        $1,221,377,234
                                                           ======                                        ==============
CASH AND RECEIVABLES (NET) ................................. 5.1%                                        $   65,476,680
                                                           ======                                        ==============
NET ASSETS.................................................100.0%                                        $1,286,853,914
                                                           ======                                        ==============


                                  See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                          December 31, 1996


                                                                                                Cost              Value
                                                                                           --------------    ---------------
ASSETS:                  Investments in securities--See Statement of Investments           $1,221,377,234     $1,221,377,234
                         Cash.............................................                                        49,276,517
                         Interest receivable..............................                                        16,935,394
                         Prepaid expenses and other assets................                                            83,057
                                                                                                              --------------
                                                                                                               1,287,672,202
                                                                                                              --------------


LIABILITIES:             Due to The Dreyfus Corporation and affiliates....                                           708,907
                         Accrued expenses.................................                                           109,381
                                                                                                              --------------
                                                                                                                     818,288
                                                                                                              --------------


NET ASSETS................................................................                                    $1,286,853,914
                                                                                                              ==============


REPRESENTED BY:          Paid-in capital..................................                                    $1,287,032,437
                         Accumulated net realized gain (loss) on investments                                        (178,523)
                                                                                                             ---------------


NET ASSETS.....................................................................                               $1,286,853,914
                                                                                                              ==============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                1,286,743,721


NET ASSET VALUE, offering and redemption price per share.......................                                        $1.00
                                                                                                                       =====






                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
------------------------------------------------------------------------------

Statement of Operations                                                                        Year Ended December 31, 1996



INVESTMENT INCOME

INCOME                        Interest Income.................................                                   $66,622,771


EXPENSES:                     Management fee--Note 2(a).........................                $6,308,947
                              Shareholder servicing costs--Note 2(b)............                 2,541,398
                              Custodian fees...................................                     93,456
                              Trustees' fees and expenses--Note 2(c)...........                     68,719
                              Prospectus and shareholders' reports.............                     63,181
                              Professional fees................................                     48,418
                              Registration fees................................                     34,939
                              Miscellaneous....................................                     30,472
                                                                                              ------------
                                   Total Expenses..............................                                    9,189,530
                                                                                                               -------------



INVESTMENT INCOME--NET..........................................................                                  57,433,241




NET REALIZED GAIN(LOSS) ONINVESTMENTS--Note 1(b)...............................                                     (165,664)
                                                                                                               -------------


NET INCREASEINNETASSETSRESULTINGFROMOPERATIONS................................                                   $57,267,577
                                                                                                               =============











                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
-----------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                             Year Ended           Year Ended
                                                                          December 31, 1996    December 31, 1995
                                                                        --------------------  --------------------
OPERATIONS:
  Investment income--net...............................................  $     57,433,241       $     69,200,745
  Net realized gain (loss) on investments..............................          (165,664)                (2,775)
                                                                         ----------------       ----------------

      Net Increase (Decrease) in Net Assets Resulting from Operations..        57,267,577             69,197,970
                                                                         ----------------       ----------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................      (57,775,920)           (69,042,346)
                                                                         ----------------       ----------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold........................................     2,384,073,030          2,069,487,084
  Dividends reinvested.................................................        54,349,594             65,120,351
  Cost of shares redeemed..............................................    (2,461,751,306)        (2,274,810,637)
                                                                         ----------------       ----------------

      Increase (Decrease) in Net Assets from Beneficial
        Interest Transaction                                                  (23,328,682)          (140,203,202)
                                                                         ----------------       ----------------

        Total Increase (Decrease) in Net Assets........................       (23,837,025)          (140,047,578)

NET ASSETS:
  Beginning of Period..................................................     1,310,690,939          1,450,738,517
                                                                         ----------------       ----------------
  End of Period........................................................    $1,286,853,914        $ 1,310,690,939
                                                                         ================       ================

  Undistributed investment income--net....................................        --                   $ 342,679
                                                                                                ----------------




                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                 Year Ended December 31,
                                                                ------------------------------------------------------
PER SHARE DATA:                                                   1996        1995       1994         1993        1992
                                                                 ------      ------     ------       -----      ------
   Net asset value, beginning of period...............           $1.00       $1.00      $1.00       $1.00       $1.00
                                                                 -----       -----      -----       -----       -----
   Investment Operations:
   Investment income--net..............................           .046        .051       .033        .025        .036
                                                                 -----       -----      -----       -----       -----
   Distributions:
   Dividends from investment income--net...............          (.046)      (.051)     (.033)      (.025)      (.036)
                                                                 -----       -----      -----       -----       -----
   Net asset value, end of period.....................           $1.00       $1.00      $1.00       $1.00       $1.00
                                                                 =====       =====      =====       =====       =====
TOTAL INVESTMENT RETURN...............................            4.67%       5.19%      3.38%       2.56%       3.64%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............             .73%        .69%        71%        .65%        .35%
   Ratio of net investment income
      to average net assets...........................            4.55%       5.09%      3.29%       2.53%       3.62%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager..............             --          --         --          .02%        .27%
   Net Assets, end of period (000's Omitted)..........      $1,286,854  $1,310,691 $1,450,739  $1,917,929  $3,025,041



                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
   Dreyfus 100% U.S. Treasury Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity by investing in obligations of the U.S. Treasury that provide interest income exempt from state and local income taxes. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
   It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
   (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
   The Fund has an unused capital loss carryover of approximately $165,700 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, $12,900 of the carryover expires in fiscal 2003 and $152,800 expires in fiscal 2004.
   At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:
   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.

Dreyfus 100% U.S. Treasury Money Market Fund
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

   (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1996, the Fund was charged an aggregate of $1,619,385 pursuant to the Shareholder Services Plan.
   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $614,404 during the period ended December 31, 1996.
   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

Dreyfus 100% U.S. Treasury Money Market Fund
------------------------------------------------------------------------------

Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus 100% U.S. Treasury Money Market Fund

     We have audited the accompanying statement of assets and liabilities of Dreyfus 100% U.S. Treasury Money Market Fund, including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 100% U.S. Treasury Money Market Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                                        ERNST & YOUNG LLP


New York, New York
January 29, 1997

Dreyfus 100% U.S. Treasury Money Market Fund
-------------------------------------------------------------------------------

Important Tax Information (Unaudited)

     For State individual income tax purposes, the Fund hereby designates 99.98% of the ordinary income dividends paid during its fiscal year ended December 31, 1996 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for income tax purposes in most states, including New York, California and the District of Columbia.

Dreyfus 100% U.S. Treasury
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                     071AR9612